October 4, 2012

TOUCHSTONE FUNDS GROUP TRUST

TOUCHSTONE SMALL CAP CORE FUND

Supplement to Prospectus, Summary Prospectus and Statement of Additional Information dated January 27, 2012 as amended from time to time

Change in Portfolio Management Team

On September 26, 2012, J. Wade Stinette resigned as portfolio manager of the Touchstone Small Cap Core Fund (the “Fund”).  The Fund continues to be managed by Stephen Goddard, Jonathan Moody, J. Brian Campbell and Mark DeVaul.

In addition, Thomas Megson has joined the portfolio management team of the Fund.  Mr. Megson, Portfolio Manager, joined The London Company in 2012.  Previously, he founded Piedmont Capital, a small cap investment management firm. He has over 25 years of investment experience, including senior portfolio management positions at Sovran Capital Management and Wachovia Bank.

P.O. Box 9878 • Providence, RI 02940-8078

Ph: 800.543.0407 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-56-TFGT-TSFAX-S14-1201